UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 19, 2024, Coherus BioSciences, Inc., a Delaware corporation (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) by and between the Company and Sandoz Inc., a Delaware corporation (“Sandoz”).

Purchase and Sale Agreement

Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company has agreed to divest its CIMERLI® (ranibizumab-eqrn) ophthalmology franchise, inclusive of CIMERLI and its supporting commercial infrastructure (collectively, the “Business”) to Sandoz for $170,000,000 in cash plus an amount for CIMERLI product inventory and subject to certain adjustments (such divestment, the “Transaction”).

The Purchase Agreement provides that completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Purchase Agreement also includes customary termination provisions for both the Company and Sandoz if the closing has not occurred on or prior to April 19, 2024, subject to a single thirty-day extension to obtain the satisfaction of such mutual condition to closing if all other conditions to closing have been satisfied.

The Purchase Agreement also provides for indemnification rights related to breaches of each party’s representations, warranties, covenants and certain other matters. The indemnification obligations of each party are subject to the limitations set forth in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. The covenants include, among other things, (a) customary operating restrictions on the conduct of the Business during the period from the execution of the Purchase Agreement to the closing of the Transaction; (b) certain non-competition and non-solicitation agreements and (c) certain agreements regarding employees of Coherus who work on the Business that will continue in the employ of Sandoz or its affiliate following the closing.

The representations and warranties of the Company and Sandoz contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to the Company and Sandoz in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement and the Closing Date, or such other dates as are specified in the Purchase Agreement and (e) have been included in the Purchase Agreement for the purpose of allocating risk between the Company and Sandoz rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or Sandoz or their respective subsidiaries, affiliates or businesses. Investors and security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Sandoz or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 22, 2024, the Company announced that it had entered into the Purchase Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

The statements in this Current Report include express or implied forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about the proposed transaction between the Company and Sandoz. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. A more complete description of these and other material risks can be found in the Company’s filings with the SEC, including each of their Annual Reports on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs and judgments of the Company’s management, and the reader is cautioned not to rely on any forward-looking statements made by Sandoz or the Company. Unless required by law, neither Sandoz nor the Company is under any duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this document, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Purchase and Sale Agreement, by and between Coherus BioSciences, Inc. and Sandoz Inc., dated January 19, 2024*

99.1	Press Release of Coherus BioSciences, Inc., dated January 22, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K, Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2024	COHERUS BIOSCIENCES, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	Chief Executive Officer